Exhibit 10.10

PACIFIC RIM FOODS, LTD

SUBSCRIPTION AGREEMENT

Pacific Rim Foods, Ltd.

c/o First Global Securities, Inc.

234 E. Colorado Blvd., Ste. M120

Pasadena, CA 91101

Attention: Noble Trenham

Gentlepersons:

The undersigned understands that Pacific Rim Foods, Ltd., (the “Company”) is offering for sale to certain qualified investors 2000 Units at $500.00 per Unit. Each Unit consists of one share of Company common stock (the “Shares”) and one Class A Warrant to purchase 1250 shares of Empire Energy Corporation International common stock at prices between $.05 and $.20 per share (the “Units” or “Securities”). The Securities are being offered for sale pursuant to a Private Placement.

1. Subscription. Subject to the terms and conditions herein the undersigned hereby irrevocably subscribes for              Units and agrees to deliver to the Placement Agent, together with this Subscription Agreement, his/her check payable to the order of “Pacific Rim Foods, Ltd.” in an amount equal to the number of Units subscribed for multiplied by $500.00 The minimum investment is $10,000 (20 Units).

2. Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company. Once accepted by the Company, this subscription shall be irrevocable. In the event this subscription is rejected by the Company, the proceeds of this subscription will be returned promptly to the undersigned without interest or deduction for any expenses.

3. Representations and Warranties of the Undersigned. The undersigned hereby represents, warrants and covenants to the Company and each officer, employee and agent of the Company that:

(a) The undersigned is an “accredited investor” within the meaning of SEC Regulation D, as presently in effect. He/She has adequate means of providing for his/her current needs and possible personal contingencies, and he/she has no need now, and anticipates no need in the foreseeable future, to sell the Shares or common stock underlying the Warrants for which he/she hereby subscribes. He/She is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, he/she is able to hold his/her Units indefinitely and has a sufficient net worth to sustain a loss of his/her entire investment in the Units in the event such loss should occur.

(b) He/She is a director or executive officer of the Company or

(c) He/She, either individually or jointly with his/her spouse (i) has a net worth of at least $1,000,000, or (ii) he/she had income in each of the last two tax years in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, and has reasonable expectations of reaching the same income level in the current tax year.

(d) He/She has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units.

(e) He/She recognizes that this investment in the Units involves a high degree of risk which may result in the loss of the total amount of his/her investment. He/She acknowledges that he/she has carefully considered all risks incident to the purchase of the Units, and that he/she has been advised and is fully aware that an investment in the Company is highly speculative.

(f) He/She is acquiring the Securities for his/her own account (as principal) or for the account of his/her spouse (either in a joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the distribution or resale thereof.

(g) He/She has not offered or sold any portion of his/her Securities and has no present intention of dividing his/her Securities with others or of reselling or otherwise disposing of any portion of his/her Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(h) He/She is aware that he/she must bear the economic risk of his/her investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and therefore cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and any applicable state securities laws or unless an exemption from such registration is available and, further that only the Company can take action to register the Securities and the Company is under no obligation and do not propose to attempt to do so. He/She also recognizes that no federal or state agency has passed upon the Securities to date or made any finding or determination as to the fairness of an investment in the Securities.

(i) He/She has the opportunity to obtain any information necessary to verify the accuracy of any statement made by officers and directors of the Company, and to evaluate the merits, and has been given the opportunity to meet with officers and directors of the Company and to have said officers and directors answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to his/her full satisfaction. In reaching the conclusion that he/she desired to acquire the Units, he/she has carefully evaluated his/her financial resources and investments and acknowledges that he/she is able to bear the economic risks of this investment.

(j) He/She has received no representations from the officers or directors of the Company, its Affiliates or their employees or agents, other than those contained in this document and in the Private Placement Memorandum dated July 5, 2006. In making his/her decision to become an investor in the Company he/she has relied solely upon his/her review of such documents and independent investigations made by him/her without assistance of the Company, its Affiliates or their employees or agents.

(k) He/She represents that it has never been guaranteed or warranted to the undersigned by the Company, its officers or directors or by any other person, expressly or by implication, that the undersigned will receive any approximate or exact amount of return or other type of consideration, profit or loss as a result of any investment in the Units; or that the past performance or experience on the part of the Company, any director, officer or any affiliate, will in any way indicate or predict the results of the ownership of Units or of the overall success of the Company.

(l) He/She understands and agrees that the following restrictions and limitations imposed by the Securities Act of 1933, as amended, and by applicable state securities laws, are applicable to his/her purchase and the resale, assignment, pledge, hypothecation or other transfer of the Securities:

(i) He/She agrees that the Securities shall not be sold, assigned, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or unless an exemption from such registration is available.

(ii) A legend in substantially the following form will be placed on each Certificate and will be placed on any certificate(s) or other document(s) evidencing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS SUCH TRANSACTION IS DULY REGISTERED UNDER THE ACT OR UNLESS IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION PROVISION OF THE ACT. THE SALE, IF ANY, OF THESE SECURITIES SHALL BE GOVERNED BY THE PROVISIONS OF RULE 144 OR ANY OTHER RULE PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) Stop transfer instructions have been or will be issued with respect to the Units and shares of common stock included in the Units so as to restrict the resale, assignment, pledge, hypothecation or other transfer thereof.

(m) He/She is presently a bona fide resident of the state set forth below and the address and social security number or federal tax identification number set forth below are his/her true and correct residence and social security number or federal tax identification number. He/She has no present intention of becoming a resident of any other state or jurisdiction.

(n) He/She will provide to the Company such information as may be reasonably requested by the Company to enable it to satisfy itself as to the knowledge and experience of the undersigned and his/her ability to bear the economic risk of an investment.

4. Indemnification. The undersigned acknowledges that he/she understands the meaning and legal consequences of the representations, warranties and covenants set forth in Section 3 hereof and that the Company has relied and will rely upon such representations, warranties, covenants and certifications, and he/she hereby agrees to indemnify and hold harmless the Company and its respective officers, directors, controlling persons, agents and employees, from and against any and all loss, damage or liability, joint or several, and any action in respect thereof, to which any such person may become subject due to or arising out of a breach of any such representation, warranty or covenant or the inaccuracy of such certifications. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him/her under federal or state securities laws.

5. Survival. All representations, warranties, covenants and certifications contained in this Subscription Agreement, and the indemnification contained in Section 4 hereof, shall survive the acceptance of the Subscription. The undersigned acknowledges and agrees that this Subscription Agreement shall survive (a) changes which are not material in this transaction, (b) the death or disability of the undersigned.

6. Governing Law. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of California.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the              day of                     , 200    .

Subscriber is an “accredited investor” as defined herein and is (check one):

_____ Individual	_____ Tenants-in-Common	_____ Trust
_____ Joint Tenants with	_____ Community Property	_____ Partnership
_____ right of survivorship	_____ Corporation	_____ Retirement Account

Name(s) in which Securities should be registered:	Signature of Subscriber:

Amount of Subscription:
_____ Units @ $500.00 per Unit (Minimum Investment: $10,000)	(If subscriber is a corporation, indicate state of organization)

Total $_________________________

Subscriber’s Address:	Business Telephone Number:

(number and street)

(city) (state) (zip code)

Subscriber’s Social Security or
Taxpayer Identification Number:

ACCEPTANCE

                                 hereby accepts the foregoing subscription subject to the terms and conditions hereof as of the              day of                     , 200    .

Pacific Rim Foods, Ltd.

By:
Tad Ballantyne, President

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